EXHIBIT 10


                             PANNELL KERR FORSTER PC
                          Certified Public Accountants
                          18th Floor, 125 Summer Street
                                Boston, MA 02110



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ---------------------------------------------------


         We consent to the use in Post-Effective Amendment No. 1 to Registration Statement No. 333-23549 of Pax World Growth Fund, Inc. on Form N-1A of our report dated January 19, 1999, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us on the back page of the Prospectus and under the heading "Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants" in the Statement of Additional Information.


                                       /s/  PANNELL KERR FORSTER, P.C.


Boston, Massachusetts
February 25, 1999